UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report September 26, 2006

(Date of earliest event reported)

DENTSPLY INTERNATIONAL INC

(Exact name of Company as specified in charter)

Delaware	0-16211	39-1434669
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 West Philadelphia Street, York, Pennsylvania	17405
(Address of principal executive offices)	(Zip Code)

(717) 845-7511

(Company's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. - Other Events.

The following information is furnished pursuant to Item 8.01, "Other Events."

On September 26, 2006, the Company conducted a conference call to discuss the announcement of its new U.S. Strategic Partnership Program that was issued on September 26, 2006 and to answer any questions raised by the call's audience. The transcript of this conference call is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. - Financial Statements and Exhibits

(a) Financial Statements - Not applicable.

(b) Exhibits:

99.1 Transcript of the Company's conference call which it conducted on September 26, 2006 related to          the announcement of its new U.S. Strategic Partnership Program issued September 26, 2006 as referenced in Item 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY INTERNATIONAL INC
(Company)

/s/ William R. Jellison
William R. Jellison
Senior Vice President and
Chief Financial Officer

Date: September 29, 2006